UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2010

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2010, Venoco, Inc. issued a press release reporting financial results and operating information for the quarter ended September 30, 2010 and related information.  A copy of the release is attached to this report as Exhibit 99.1.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2010

VENOCO, INC.

	By:	/s/ Timothy M. Marquez
Name: Timothy M. Marquez
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 2, 2010.